Grant Thornton




November 27, 2006


U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC  20549

Re:  Tarpon Industries, Inc.
     File No. 001-32428

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K/A of Tarpon Industries, Inc. dated September 7, 2006, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP










27777 Franklin Road
Suite 800
Southfield, MI 48034
T 248.262.1950
F 248.350.3581
W www.grantthornton.com